EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Liliia Havrykh, the Principal Executive Officer and Principal Financial Officer of IMA Tech (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)	the Quarterly Report on Form 10-Q of the Company, for the fiscal quarter ended January 31, 2025, and to which this certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2025

By:	/s/ Liliia Havrykh
Name:	Liliia Havrykh
Title:	President, Secretary,Treasurer, Director
Principal Executive Officer, Principal Financial and Accounting Officer